UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2020

STERLING BANCORP, INC.

(Exact name of registrant as specified in its charter)

Michigan	001-38290	38-3163775
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Towne Square, Suite 1900

Southfield, Michigan 48076

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 355-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SBT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01	Other Events.

Delayed Filing of Annual Report

Sterling Bancorp, Inc. (the “Company”), the bank holding company of Sterling Bank and Trust, FSB, Southfield, Michigan (the “Bank”), expects to file a Notification of Late Filing on Form 12b-25 disclosing that the Company will be unable to file its Annual Report on Form 10-K for the year ended December 31, 2019 (the “Annual Report”) within the prescribed time period. The delay in filing is to allow for additional review and procedures, including on the part of the Company’s independent auditors, relating to the circumstances that led to the previously-reported suspension of the Bank’s Advantage Loan Program (the “Advantage Loan Program”). The Company intends to file the Annual Report as soon as practicable upon completion of the additional review and procedures.

Internal Review and Discontinuation of Advantage Loan Program

As previously reported, the Bank voluntarily suspended the Advantage Loan Program in connection with an ongoing internal review of the program’s documentation procedures. To date, the primary focus of the internal review, which is being led by outside legal counsel under the direction of a special committee of independent directors (the “Special Committee”), has involved the origination of certain residential loans pursuant to the Advantage Loan Program. Preliminary results from the Special Committee’s internal review indicate that certain employees engaged in misconduct in connection with the origination of such loans, including with respect to income verification and requirements, reliance on third parties, and related documentation. The full extent of these issues and their potential consequences have yet to be established, and the internal review will take further time and effort on the part of the Special Committee and outside legal counsel to complete.

In connection with the internal review, a significant number of employees either have been terminated, including the Senior Vice President with primary responsibility for, among other things, oversight of the Advantage Loan Program in California, or have resigned. The Company believes that additional terminations and resignations are possible, and the Company no longer intends to resume the Advantage Loan Program. While the Company will continue to work on initiatives to diversify its overall loan production and to review new residential loan products, including a program designed to meet the needs of similar customers serviced by the Advantage Loan Program, the implementation of any new loan products takes time and may be subject to the prior review and approval of applicable bank regulatory authorities. Accordingly, the Company expects adverse effects on its residential loan production as a result of the discontinuation of the Advantage Loan Program as well as likely adverse impacts on its results of operations as repayments from its loan portfolio will need to be invested in lower yielding assets until new loan programs can commence.

Government Investigations and Legal Proceedings

The Bank is currently under formal investigation by the Office of the Comptroller of the Currency (the “OCC”) and continues to be subject to a publicly-available formal agreement with the OCC, dated June 18, 2019, relating to certain aspects of its Bank Secrecy Act/Anti-Money Laundering compliance program as well as the Bank’s credit administration. The Bank also has received grand jury subpoenas from the United States Department of Justice (the “DOJ”) requesting the production of documents and information in connection with an investigation that appears to be focused on the Bank’s residential lending practices and related issues. The Bank is cooperating with these ongoing investigations, the outcomes of which cannot be predicted at this time.

The Company, certain of its current and former officers and directors, and other parties have been named as defendants in a shareholder class action captioned Oklahoma Police Pension and Retirement System v. Sterling Bancorp, Inc., et al., Case No. 2:20-cv-10490-AJT-EAS, filed in the United States District Court for the Eastern District of Michigan. This action alleges violations of the federal securities laws, primarily with respect to disclosures concerning the Bank’s residential lending practices that were made in the Company’s registration statement and prospectus for its initial public offering, in subsequent periodic filings with the SEC, and during earnings calls. While the Company intends to vigorously defend this action, it is too early to determine the potential outcome.

Dividends

In light of the foregoing matters, (i) the Company has determined to cease paying quarterly shareholder dividends for at least the near term, and (ii) intercompany dividends from the Bank to the Company have been suspended.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, regarding the Company’s plans, expectations, thoughts, beliefs, estimates, goals, and outlook for the future that are intended to be covered by the protections provided under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time. Those statements are not guarantees of future results or performance and are subject to certain known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. The following important factors, among others, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in the Company’s forward-looking statements: (i) the ability of the Company and its independent auditors to complete the work required to file the Annual Report within a reasonable period of time; (ii) the results of the Special Committee’s internal review and the possibility of additional terminations and resignations; (iii) the discontinuation of the Advantage Loan Program, the ability to develop new loan products to replace the Advantage Loan Program, and any resulting adverse effects on the Company’s business, financial condition, and/or results of operations; (iv) the outcomes of the government investigations and legal proceedings identified herein, including the risk of civil or criminal enforcement action, regulatory restrictions on the Bank’s activities, financial penalties or judgments, other adverse consequences, and any resulting effects on the Company’s business, financial condition, and/or results of operations; (v) the expenses incurred in connection with the Annual Report, internal review, government investigations, and legal proceedings disclosed herein; and (vi) the risks, uncertainties, and other factors detailed from time to time in our public filings, including those included in the disclosures under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 18, 2019, subsequent periodic reports and future periodic reports. Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those projected in, or implied by, such forward-looking statements. The Company disclaims any obligation to update, revise, or correct any forward-looking statements based on the occurrence of future events, the receipt of new information, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Bancorp, Inc.

By:	/s/ Steve Huber
Steve Huber
Chief Financial Officer

Date: March 6, 2020